COLUMBIA FUNDS VARIABLE INSURANCE TRUST

Columbia Variable Portfolio - Strategic Income Fund

(the “Fund”)

Supplement dated February 24, 2012 to the Fund’s Prospectuses dated May 2, 2011 and the Statement of Additional Information dated May 2, 2011, as supplemented

Effective on February 29, 2012, the Fund will change two components in its blended benchmark from a 35% weighting in the JPMorgan Global High Yield Index and a 15% weighting in the JPMorgan Emerging Markets Bond Index - Global Diversified to a 35% weighting in the BofA Merrill Lynch US High Yield Cash Pay Constrained Index and a 15% weighting in the JPMorgan Emerging Markets Bond Index – Global because the Adviser believes it is more consistent with the Fund’s investment strategy. Accordingly, as of February 29, 2012, the Fund’s Prospectuses will be revised as follows:

1)	The paragraph in the Prospectus under the heading “Average Annual Total Return as of December 31, 2010,” in the section of the Fund’s Prospectuses entitled “Columbia Variable Portfolio - Strategic Income Fund - Performance Information,” is deleted and replaced in its entirety with the following:

The table compares the Fund’s returns for each period with those of the Fund’s primary benchmark, the Barclays Capital Government/Credit Bond Index, an index that tracks the performance of U.S. government and corporate bonds rated investment grade or better, with maturities of at least one year. The table also compares the Fund’s returns to the Blended Benchmark, which is a weighted custom composite, established by the Adviser, consisting of a 35% weighting of the Barclays Capital Aggregate Bond Index, a 35% weighting of the JPMorgan Global High Yield Index, a 15% weighting of the Citigroup Non-U.S. World Government Bond Index - Unhedged and a 15% weighting of the JPMorgan Emerging Markets Bond Index (EMBI) Global Diversified Index. The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The JPMorgan Global High Yield Index is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues. The Citigroup Non-U.S. World Government Bond Index - Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million, while excluding floating or variable rate bonds, securities aimed principally at non-institutional investors and private placement-type securities. The JPMorgan EMBI Global Diversified Index tracks total returns for traded external debt instruments in the emerging markets including U.S. dollar-denominated Brady bonds, loans and Eurobonds with an outstanding face value of at least $500 million.

The table also compares the Fund’s returns to the New Blended Benchmark, which is a weighted custom composite, established by the Adviser, consisting of a 35% weighting of the Barclays Capital Aggregate Bond Index, a 35% weighting of the BofA Merrill Lynch US High Yield Cash Pay Constrained Index, a 15% weighting of the Citigroup Non-U.S. World Government Bond

Index - Unhedged and a 15% weighting of the JPMorgan Emerging Markets Bond Index – Global. The BofA Merrill Lynch US High Yield Cash Pay Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. The JPMorgan Emerging Markets Bond Index – Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.

2)	The following line is added to the table in the Prospectus under the heading “Average Annual Total Return as of December 31, 2010,” in the section of the Fund’s Prospectuses entitled “Columbia Variable Portfolio - Strategic Income Fund - Performance Information”:

	1 year	5 years	10 years
New Blended Benchmark (reflects no deductions for fees, expenses or taxes)	10.20%	7.68%	7.97%

3)	The following footnotes replace the footnote in the table in the Statement of Additional Information under the heading Performance Benchmarks - VP Strategic Income Fund:

*	A custom composite established by the Adviser, consisting of a 35% weighting of the Barclays Capital Aggregate Bond Index, a 35% weighting of the JPMorgan Global High Yield Index, a 15% weighting of the Citigroup Non-U.S. World Government Bond Index - Unhedged and a 15% weighting of the JPMorgan EMBI Global Diversified Index, until February 29, 2012.

**	A custom composite established by the Adviser, consisting of a 35% weighting of the Barclays Capital Aggregate Bond Index, a 35% weighting of the BofA Merrill Lynch US High Yield Cash Pay Constrained Index, a 15% weighting of the Citigroup Non-U.S. World Government Bond Index - Unhedged and a 15% weighting of the JPMorgan Emerging Markets Bond Index - Global, commencing as of February 29, 2012.

Shareholders should retain this Supplement for future reference.

C-1521-1 A (2/12)